FRONTEER DIRECTORY COMPANY, INC.


                        1988 INCENTIVE STOCK OPTION PLAN

                         AS AMENDED AT JANUARY 15, 1992



1.       Purpose of the Plan.

         This 1988 Incentive Stock Option Plan (hereinafter called the "Plan") for Fronteer Directory Company, Inc. (hereinafter called the "Company") is intended to advance the interests of the Company by providing officers and other employees who have substantial responsibility for the direction and management of the Company with additional incentive for them to promote the success of the Company, to increase their proprietary interest in the success of the Company, and to encourage them to remain in its employ. The above aims will be effectuated through the granting of certain stock options. It is intended that certain of the options issued under the Plan and designated by the Committee under Section 3(b) will qualify as Incentive Stock Options (hereinafter called "ISOs") under Section 422A of the Internal Revenue Code, as amended, (the "IRC") and the Regulations and Rulings thereunder, and the terms of the Plan shall be interpreted in accordance with this intention.

2.       Administration of the Plan.

         The Board of Directors of the Company shall appoint a Stock Option Committee (hereinafter called the "Committee") which shall consist of not less than two (2) members, each of whom is a disinterested person, that is a director who is not, during the one year prior to service on the Committee, granted an option pursuant to the Plan except as may be permitted pursuant to Rule 16b-3(c)(2) under the Securities Exchange Act of 1934. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion; (a) to determine the employees of the Company and any subsidiary (from among the class of employees eligible under Section 3 to receive options under the Plan) to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 5; (d) to determine (subject to Section 7) the time or times when each option shall become exercisable and the duration of the exercise period; and (e) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it. The members of the Committee shall serve at the pleasure of the Board of Directors, which may remove any or all of the members at any time. The Board of Directors may appoint new members to fill vacancies, however caused, in the Committee; provided, however, that at all times at least one member shall be a Director of the Company. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. All action of the Committee shall be taken by majority vote of its members. Any action may be taken by a written instrument signed by all the members of the Committee, and action so taken shall be fully as effective as if it had been taken by a vote of the members at a meeting duly called and held. The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

         The interpretation and construction by the Committee with respect to any provision of the Plan or any option granted under it shall be final. The Committee and its members shall not be liable for any action or determination made by them in good faith with respect to the Plan or any option granted under it.

3.       Eligibility and Limitations on Options Granted
         Under the Plan

         (a) Options will be granted only to persons who are employees of the Company or a subsidiary corporation of the Company (including any subsidiary which may be organized or acquired subsequent to adoption of this Plan). The term "employees" shall include officers, directors, executives, and supervisory personnel, as well as other employees of the Company or a subsidiary corporation of the Company (including any subsidiary which may be organized or acquired subsequent to adoption of this Plan). The term "subsidiary corporation" shall, for the purposes of this Plan be defined in the same manner as such term is defined in Section 425(f) of the Internal Revenue Code.

         (b) At the time of the grant of each option under this Plan, the Committee shall determine whether such option is to be designated as an ISO. No option granted to any employee, who at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary, may be designated as an ISO, unless at the time of such grant, the option price is fixed at not less than 110 percent of the fair market value of the stock subject to the option, and exercise of such option is prohibited by its terms after the expiration of five
(5) years from the date such option is granted.

         (c) The aggregate fair market value (determined at the time of grant) of the stock for which any employee may be granted options designated as ISOs, exercisable for the first time by an employee during any calendar year (under this or any other stock option plan established by the Company or a subsidiary corporation of the Company), shall not exceed $100,000.

         (d) Subject to the limitations provided in this Section 3, the number of shares of Common Stock for which options may be granted to any officer or director of the Company in any calendar year shall be no more than the number of shares computed as follows:

                  100% of the respective annual salary of such officer or director at the beginning of such calendar year, plus any carryover amount, divided by the fair market value per share of the Common Stock at the date of grant of such option. The carryover amount from any such calendar year shall be any excess of 100% of the respective annual salary of such officer or director at the beginning of such calendar year over the aggregate fair market value of Common Stock (determined at the date of grant) for which an employee was granted options during such calendar year. The carryover amount for any calendar year may be carried forward for three years. Options granted in any year shall be applied against the current year limitation first and then against the remaining unused carryovers to such year in the order of the calendar year in which such carryover amounts arose.

                  For purposes of the foregoing calculation, officers and directors of the Company who do not receive an annual salary (other than a director's fee) from the Company shall be deemed to receive an annual salary in an amount equal to 50% of the highest salary paid to any Company Officer at the beginning of such calendar year.

4.       Shares of Stock Subject to the Plan.

         There will be reserved for use upon the exercise of options to be granted from time to time under the Plan (subject to the provisions of Section
12) an aggregate of 600,000 shares of the $0.01 par value Common Stock (hereinafter called the "Common Stock") of the Company, which shares may be in whole or in part, as the Board of Directors of the Company shall from time to time determine, authorized but unissued shares of the Common Stock or issued shares of the Common Stock which shall have been reacquired by the Company. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

5.       Option Price.

         The purchase price under each option issued shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than 100 percent of the fair market value of the Company's Common Stock on the date of the grant.

         If the Common Stock is traded in the over-the-counter market, such fair market value shall be deemed to be the mean of the bid and the asked prices on such day as reported by NASDAQ, or if not so reported, by the National Quotation Bureau or another reliable source of such information. If the Common Stock is traded on an exchange, such fair market value shall be deemed to be the mean of the high and low prices at which it is quoted or traded on the date of grant of the Option. If the calculation of such mean results in a fraction of a cent, the option price shall be rounded up to the next whole cent.

         Fair  market  value  shall  be   determined   without   regard  to  any
restriction, other than a restriction which, by its terms, will never lapse.

6.       Adjustments for Certain Transactions.

         In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be reduced by the same proportion. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Common Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized pursuant to the Internal Revenue Code as then in effect, then the total purchase price of the shares covered by each outstanding option shall be reduced by an amount which bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Common Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Common Stock of the Company and the stock distributed in respect thereof. Similarly, if any change in the Common Stock of the Company shall occur as a result of a recapitalization, reorganization, merger or consolidation, the Committee shall make appropriate adjustments in the price of the shares and/or number of shares reserved under the Plan and any shares then covered by each outstanding option granted under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section 6 shall be eliminated from the respective option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities. All such adjustments shall be made by the Committee, whose determination upon the same shall be final and binding upon the optionees.

7. Period of Option and Certain Limitations on Right to Exercise

         (a) All options issued under the Plan shall be for such period as the Committee shall determine, but for not more than ten (10) years from the date of grant thereof.

         (b) The period of the option, once it is granted, may be reduced only as provided for in Section 9 in connection with the termination of employment or death of the optionee or in Section 7(c) in the case of less than satisfactory performance.

         (c) Each option granted under this Plan shall become exercisable only after six (6) months of continued employment of the optionee with the Company or a subsidiary corporation of the Company immediately following the date the option is granted.

         At least six months must elapse from the date of acquisition of shares on exercise of an ISO hereunder to the date of disposition of such shares as to any such shares held by officers, directors or holders of 10% or more of the outstanding shares of the Company.

         (d) The exercise of any option shall also be contingent upon receipt by the Company of cash or certified bank check to its order, or any combination of the foregoing in an amount equal to the full option price of the shares being purchased. For purposes of this paragraph, shares of the Company's Common Stock that are delivered in payment of the option price shall be valued at their fair market value determined under the method set forth in Section 5 of this Plan applied as of the date of the exercise of the option. In lieu of payment by cash or certified bank check, an optionee may tender other shares of Common Stock of the Company in payment for such option shares with the value of such other shares for purposes of the transaction to be the fair market of the Company's Common Stock, as defined in Section 5, at the date of the tender of such other shares.

         (e) No optionee or his legal representative, legatees, or distributees, as the case may be, will be, or will be deemed to be, a holder of any share subject to an option or have the right to vote, receive dividends, or have any other rights of a holder of any such share, unless and until certificates for such shares are issued to him or them under the terms of the Plan.No adjustment shall be made for dividends in cash or other rights for which the record date is prior to the date such stock certificate is issued.

          (f) In no event may an option be exercised after the expiration of its term.

         (g) Exercise of an option in any manner shall result in a decrease in the number of shares of Common Stock which thereafter may be available under the Plan by the number of shares as to which the option is exercised.

         (h) Notwithstanding anything herein to the contrary, options under the Plan shall always be granted to and exercised by officers and directors of the Company in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule, adopted pursuant to the provisions of the Securities Exchange Act of 1934, as the same now exists or may, from time to time, be amended.

         (i) Options granted hereunder may be exercised by the holder thereof without regard to the chronology of various such options granted to the holder pursuant to the Plan, except as may be prescribed by Section 422A of the IRC.

8.       Non-Transferability.

         Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable, during his lifetime, only by the employee to whom the option is granted. Except as permitted by the preceding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.

9.       Effect of Termination of Employment, Death or Disability.

         (a) In the event of the termination of employment of an optionee after the date of issuance of an option to him either by reason of (i) a discharge for cause or (ii) voluntary separation on the part of the optionee without the consent of the Company or a subsidiary then employing optionee, any option or options theretofore granted to him under this Plan to the extent not theretofore exercised by him shall immediately terminate and cease to be exercisable in any manner.

         (b) In the event of the termination of employment of an optionee (otherwise than by reason of death or retirement of the optionee at his Retirement Date by the Company or a subsidiary then employing optionee), any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed cancelled and terminated forthwith, except that, subject to the provisions of section (a) of this Section, such optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7(c) hereof, within three (3) months after such termination. If the employment of an optionee shall be terminated by reason of the optionee's retirement at his Retirement Date by the Company or a subsidiary then employing optionee, the optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time within three (3) months after such retirement. The provisions of Section 7(c) to the contrary notwithstanding, upon retirement, all options held by an optionee shall be immediately exercisable in full. The transfer of an optionee from the employ of the Company to a subsidiary corporation of the Company or visa versa, or from one subsidiary corporation of the Company to another, shall not be deemed to constitute a termination of employment for purposes of this Plan.

         (c) In the event that an optionee shall die while employed by the Company or any subsidiary of the Company or shall die within three (3) months after retirement at his Retirement Date (by the Company or any subsidiary of the Company), any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable by the estate of the optionee or by any person who acquired such option by bequest or inheritance from the optionee in full, notwithstanding Section 7(c), at any time within one
(1) year after the death of the optionee. References hereinabove to the optionee shall be deemed to include any person entitled to exercise the option after the death of the optionee under the terms of this Section.

         (d) In the event of the termination of employment of an optionee by reason of the optionee's disability, the optionee shall have the right, notwithstanding the provisions of Section 7(c) hereof, to exercise all options held by him in full, to the extent that options have not previously expired or been exercised, at any time within one (1) year after such termination. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 105(d)(4) of the Internal Revenue Code, as now in effect or as it may be amended from time to time.

         (e) For the purposes of this Plan, "Retirement Date" shall mean any date an employee is otherwise entitled to retire under the Company's retirement plans and shall include normal retirement at age 65, early retirement at age 62, and retirement at age 60 after 30 years of service.

10.      Listing and Registration of Shares.

         Each option shall be subject to the requirement that if at any time the Stock Option Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         If the shares of Common Stock for which options may be granted under the Plan have not been registered pursuant to the Securities Act of 1933, as amended, as a condition to the delivery of shares of Common Stock pursuant to the exercise of an option, each optionee receiving shares of Common Stock pursuant to the exercise of an option granted under the Plan shall represent and acknowledge in writing that the securities being acquired are "restricted securities" as that term is defined by Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), that the Company may restrict the transfer of such Common Stock except in compliance with the Act, and that the Company may cause the following or a similar legend to be placed on each certificate representing such Common Stock, unless counsel for the Company is of the opinion that such legend is unnecessary:

                   "The securities represented by this certificate are 'restricted securities' as defined by Rule 144 under the Securities Act of 1933 (the "Act") and may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration, the availability of which is to be established to the satisfaction of the Company."

         The Company is under no obligation to register such option shares under the Securities Act of 1933, as amended.

11.      Expiration and Termination of the Plan.

         Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed 300,000 shares of Common Stock. The Plan may be abandoned or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under the Plan. The Plan will terminate ten (10) years after its effective date and no option may be granted pursuant to the Plan thereafter.

12.      Amendment of Plan.

         The Board of Directors may at any time and from time to time modify and amend the Plan (including any stock option form or related document) in any respect; provided, however, that no such amendment shall, without the approval of the holders of a majority of the Company's outstanding Common Stock: (a) increase (except in accordance with Section 6), the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee; or (b) reduce (except in accordance with Section 6) the minimum option prices which may be established under the Plan; or (c) extend the period or periods during which options may be granted or exercised; or (d) change the provisions relating to the determination of employees to whom options may be granted and the number of shares to be covered by such options; or (e) change the provisions relating to adjustments to be made upon changes in the Company's capitalization; or (f) change the method for the selection of the Committee as provided by Section 2 hereof. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an option theretofore granted to him.

13.      Applicability of Plan to Outstanding Stock Options.

         This Plan shall not affect the terms and conditions of any stock options heretofore granted to any employee of the Company under any other plan relating to stock options; nor shall it affect any of the rights of any employee to whom such a stock option was granted.

14.      Subject to Internal Revenue Code.

         The terms of this Plan regarding ISOs and any ISOs granted under the Plan are subject to Section 422A of the Internal Revenue Code and to all present and future regulations and rulings of the Secretary of Treasury or his delegate relating to the qualification of Incentive Stock Options under Section 422A of the Internal Revenue Code. If any provision of the Plan or any ISO granted under the Plan conflicts with Section 422A or any such regulation or ruling, then that provision of the Plan or such option shall be void and of no effect.

         In order for a stock option to be considered an incentive stock option and receive special tax treatment under Section 422A of the Internal Revenue Code, an employee (1) must not sell or dispose of the common stock received under an option within two years after the option is granted, and (2) must hold such shares for at least one year after they have been transferred to him; provided, that such requirements shall not apply in the event of the employee's death. Any employee who sells or disposes of such shares of Common Stock without complying with the foregoing holding requirements, shall promptly notify the Company of such action.

15.      Effective Date of Plan.

         This Plan was adopted by the Board of Directors and approved by the shareholders of the Company as of September 30, 1988.